Exhibit 32.1

                  Certification of Principal Executive Officer
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Carrollton Bancorp on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Robert A. Altieri, as President and Chief Executive Officer of Carrollton Bancorp, hereby certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Form 10-Q for the period ended September 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Form 10-Q for the period ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of Carrollton Bancorp.


Date: November 14, 2006

                                           /s/ Robert A. Altieri
                                           ---------------------

                                           Robert A. Altieri
                                           President and Chief Executive Officer